UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2008

                   Morgan Stanley Portfolio Strategy Fund L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    0-19046                  13-3589337
--------------------------------------------------------------------------------
     (State or Other              (Commission              (IRS Employer
     Jurisdiction of              File Number)           Identification No.)
      Incorporation)

c/o Demeter Management Corporation, 522 Fifth Avenue,
13th Floor, New York,                                           NY 10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 8.01. Other Events.

      Effective November 30, 2008, Demeter Management Corporation withdrew as the general partner of the Registrant. Consequently, dissolution of the Registrant has commenced pursuant to the Registrant's Limited Partnership Agreement. Limited Partners who did not redeem their interest in the Registrant prior to November 30, 2008, should be aware that final distribution of any remaining assets of the Registrant is anticipated to be made on or about December 15, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY PORTFOLIO STRATEGY FUND L.P.
Date: December 4, 2008          By:   Demeter Management Corporation
                                      as General Partner

                                 /s/ Walter Davis
                                --------------------------------------------
                                Name: Walter Davis
                                Title: President